Exhibit 10.6

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 31, 2013, is by and among DOLLAR TREE STORES, INC., a Virginia corporation (the “Borrower”), DOLLAR TREE, INC., a Virginia corporation (the “Parent”), the Domestic Subsidiaries of the Parent party hereto (together with the Parent, collectively, the “Guarantors”), the Lenders (as hereinafter defined) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, certain banks and financial institutions from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of June 6, 2012 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);

WHEREAS, the Credit Parties have requested that the Required Lenders amend certain provisions of the Credit Agreement; and

WHEREAS, the Required Lenders are willing to make such amendments to the Credit Agreement, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
AMENDMENTS TO CREDIT AGREEMENT

1.1    New Definition. The following definition is hereby added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

“2013 Senior Notes” shall mean the senior notes issued by the Borrower pursuant to that certain Note Purchase Agreement dated September 16, 2013 executed by the Borrower, the Parent and the purchasers party thereto, as such senior notes and such Note Purchase Agreement may be amended, restated, modified, extended, supplemented or replaced from time to time; provided that, (i) the Indebtedness evidenced by such notes shall be unsecured unless the Credit Party Obligations are equally and ratably secured with such notes and (ii) the representations, covenants and events of default in any amendments or modifications to such Indebtedness are not more restrictive on the Credit Parties than the representations, covenants and Events of Default contained in Articles III, V, VI and VII of this Agreement unless the Credit Parties have entered into, or have indicated to the Administrative Agent their agreement to enter into, an amendment to this Agreement, the effect of which is to conform the applicable representations, covenants or Events of Default contained in this Agreement such that they are as restrictive as those contained in the documentation for such Indebtedness.

1.2    Amendment to Section 6.9(b). Section 6.9(b) of the Credit Agreement is hereby amended by adding the following subclause (ix) at the end of such Section, and by making the appropriate punctuation and grammatical changes thereto:

(ix) any document or instrument governing the 2013 Senior Notes.

1.3    Amendment to Section 6.11. Clause (a) contained in Section 6.11 of the Credit Agreement is hereby deleted in its entirety.

ARTICLE II
CONDITIONS TO EFFECTIVENESS

2.1    Closing Conditions. This Amendment shall become effective as of the day and year set forth above (the “Amendment Effective Date”) upon satisfaction of the following conditions (in each case, in form and substance reasonably acceptable to the Administrative Agent):

(a)    Executed Amendment. The Administrative Agent shall have received a copy of this Amendment duly executed by each of the Credit Parties, the Required Lenders and the Administrative Agent.

(b)    Default. After giving effect to this Amendment, no Default or Event of Default shall exist.

(c)    2013 Senior Notes. The Administrative Agent shall have received a copy, certified by an officer of the Company as true and complete, of the documentation governing the 2013 Senior Notes, in each case as originally executed and delivered, together with all exhibits and schedules thereto.

(d)    Miscellaneous. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

ARTICLE III
MISCELLANEOUS

3.1    Amended Terms. On and after the Amendment Effective Date, all references to the Credit Agreement in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment.

3.2    Representations and Warranties of Credit Parties. Each of the Credit Parties represents and warrants as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

(d)    The representations and warranties set forth in Article III of the Credit Agreement are true and correct as of the date hereof (except for those which expressly relate to an earlier date).

(e)    After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)    The Credit Party Obligations are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3    Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement applicable to it, (b) the Credit Agreement remains in full force and effect and (c) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

3.4    Credit Document. This Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

3.5    Expenses. On or promptly after the Amendment Effective Date, the Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent's legal counsel.

3.6    Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

3.7    Entirety. This Amendment and the other Credit Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.8    Counterparts; Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as an original and shall constitute a representation that an original will be delivered.

3.9    No Actions, Claims, Etc. As of the date hereof, each of the Credit Parties hereby acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, against the Administrative Agent, the Lenders, or the Administrative Agent's or the Lenders' respective officers, employees, representatives, agents, counsel or directors arising from any action by such Persons, or failure of such Persons to act under the Credit Agreement on or prior to the date hereof.

3.10    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA.

3.11    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

3.12    Consent to Jurisdiction; Service of Process; Arbitration; Waiver of Jury Trial. The jurisdiction, service of process, arbitration and waiver of jury trial provisions set forth in Sections 9.14, 9.15 and 9.18 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

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IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:	DOLLAR TREE STORES, INC.,
a Virginia corporation

By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title:    Chief Financial Officer

PARENT:	DOLLAR TREE, INC.,
a Virginia corporation

By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title:    Chief Financial Officer

GUARANTORS:	DOLLAR TREE MANAGEMENT, INC.,
a Virginia corporation
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title:    Vice President

DOLLAR TREE DISTRIBUTION, INC.,
a Virginia corporation
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title: Vice President

GREENBRIER INTERNATIONAL, INC.,
a Delaware corporation
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title: Vice President

DOLLAR TREE AIR, INC.,
a Virginia corporation
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title: Vice President

DOLLAR TREE OLLIE'S, LLC,
a Virginia limited liability company
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title: Manager

DOLLAR TREE PROPERTIES, INC.,
a Virginia corporation
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title: President

DTD TENNESSEE, INC.,
a Delaware corporation
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title:    Chief Financial Officer

DOLLAR TREE SOURCING COMPANY, LLC,
a Virginia limited liability company
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title: Manager

DT REALTY, LLC,
a Virginia limited liability company
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title:     Manager

DT RETAIL PROPERTIES, LLC,
a Virginia limited liability company
By:/s/ Kevin S. Wampler
Name: Kevin S. Wampler
Title:     Manager

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:/s/ Ekta Patel
Name: Ekta Patel
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender

By:/s/ Darren Bielawski
Name: Darren Bielawski
Title: Assistant Vice President

LENDERS:	CITIZENS BANK OF PENNSYLVANIA, as a Lender

By:/s/ Tracy Van Riper
Name: Tracy Van Riper
Title: Senior Vice President

LENDERS:	Regions Bank, as a Lender

By:/s/ Paul Stephen Phillippi
Name: Paul Stephen Phillippi
Title: Senior Vice President

LENDERS:	HSBC Bank, USA, N.A., as a Lender

By:/s/ Andrew Hallman
Name: Andrew Hallman
Title: Vice President

LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:/s/ Matthew Sawyer
Name: Matthew Sawyer
Title: Senior Vice President

LENDERS:	Branch Banking and Trust Company, as a Lender

By:/s/ Jack M. Frost
Name: Jack M. Frost
Title: Senior Vice President

LENDERS:	ROYAL BANK OF CANADA, as a Lender

By:/s/ Gordon MacArthur
Name: Gordon MacArthur
Title: Managing Director

LENDERS:	Fifth Third Bank, as a Lender

By:/s/ Mary Ramsey
Name: Mary Ramsey
Title: Vice President

LENDERS:	JPMORGAN CHASE BANK, N.A., as a Lender

By:/s/ Sarah L. Freedman
Name: Sarah L. Freedman
Title: Executive Director

LENDERS:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:/s/ Frances W. Josephic
Name: Frances W. Josephic
Title: Vice President

LENDERS:	SunTrust Bank, as a Lender

By:/s/ Joel S. Rhew
Name: Joel S. Rhew
Title: Senior Vice President